SUMMARY PROSPECTUS March 26, 2011

MFS® Global Multi-Asset Fund

Summary of Key Information

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated March 26, 2011, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund’s investment objective is to seek total return.

CLASS	TICKER SYMBOL
Class A	GLMAX
Class B	GLMBX
Class C	GLMCX
Class I	GLMIX
Class R1	GLMRX
Class R2	GLMSX
Class R3	GLMTX
Class R4	GLMUX

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on estimated expenses for the current fiscal year and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by, if any, the underlying funds in which the fund expects to invest as described in this prospectus, expressed as a percentage of the fund’s estimated average net assets during the period.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 11 of the fund’s prospectus and “Waivers of Sales Charges” on page 11 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4
Management Fee	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None
Other Expenses	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Acquired (Underlying) Fund Fees and Expenses	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	2.16%	2.91%	2.91%	1.91%	2.91%	2.41%	2.16%	1.91%
Fee Reductions and/or Expense Reimbursements1	(0.71)%	(0.71)%	(0.71)%	(0.71)%	(0.71)%	(0.71)%	(0.71)%	(0.71)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.45%	2.20%	2.20%	1.20%	2.20%	1.70%	1.45%	1.20%

#                 On shares purchased without an initial sales charge and redeemed within 24 months of purchase.

1                  MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity and including fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 1.27% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 2.02% of the fund’s average daily net assets annually for each of Class B, Class C and Class R1 shares, 1.02% of the fund’s average daily net assets annually for each of Class I and Class R4 shares and 1.52% of the fund’s average daily net assets annually for Class R2 shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least October 31, 2012.

GMA-SUM-032611

MFS Global Multi-Asset Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS
Class A Shares	$714	$1,148
Class B Shares assuming
redemption at end of period	$623	$1,134
no redemption at end of period	$223	$834
Class C Shares assuming
redemption at end of period	$323	$834
no redemption at end of period	$223	$834
Class I Shares	$122	$531
Class R1 Shares	$223	$834
Class R2 Shares	$173	$684
Class R3 Shares	$148	$608
Class R4 Shares	$122	$531

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) seeks to achieve the fund’s objective by (1) strategically allocating the fund’s assets to a mix of asset classes, (2) selecting individual securities of U.S. and foreign issuers within those asset classes, and (3) tactically managing the fund’s exposure to asset classes, markets, and currencies primarily using derivative instruments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

The fund’s performance may not be correlated with the performance of the asset classes, markets, or currencies represented by the individual securities selected by MFS.

Strategic Asset Class Allocation:  MFS determines the percentages of the fund’s assets to be invested in the general asset classes of bonds and stocks, as well as in other less-traditional asset classes that MFS believes provide diversification benefits when added to a portfolio consisting of bonds and stocks, such as commodity-related investments and real estate-related investments.  As of March 26, 2011, the fund’s target strategic allocations among asset classes for its individual investments were as follows: 15% in inflation-adjusted debt instruments; 35% in other debt instruments; 30% in equity securities; 15% in commodity-related investments; and 5% in real estate-related investments.

Debt instruments include corporate bonds, U.S. Government securities, collateralized instruments, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed.  Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

MFS may invest the fund’s assets in other mutual funds advised by MFS (referred to as underlying funds) to gain exposure to certain asset classes.  As of March 26, 2011, the fund intends to invest a portion of its assets in each of MFS Commodity Strategy Fund and MFS Global Real Estate Fund.

The strategic asset class allocations have been selected for investment over longer time periods, but may be changed without shareholder approval or notice.  The actual strategic asset class weightings can deviate due to market movements and cash flows.  MFS periodically rebalances the fund’s strategic asset class weightings.  These target asset class weightings do not reflect the fund’s cash balance; some portion of the fund’s portfolio will be held in cash due to collateral requirements associated with the fund’s derivative transactions, purchase and redemption activity, and other short term cash needs.

MFS allocates the fund’s assets to investment professionals by investment strategy.

Individual Security Selection:

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.

MFS may invest the fund’s assets in companies of any size.

MFS may invest a relatively large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting equity investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives as part of its individual security selection process, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s current financial condition and market, economic, political, and regulatory conditions. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.

Tactical Asset Allocation Overlay:  MFS employs a top-down tactical asset allocation process to adjust the fund’s exposure to asset classes, markets and currencies based on its assessment of the relative attractiveness of such asset classes, markets and currencies.  MFS manages the fund’s exposure to asset classes, markets and currencies primarily through the use of derivative instruments.

In managing the tactical overlay, MFS uses proprietary quantitative models and may increase or decrease the fund’s exposure to asset classes, markets and/or currencies resulting from MFS’ individual security selection based on MFS’ assessment of the risk/return

MFS Global Multi-Asset Fund

potential of such asset classes, markets and/or currencies. After taking into account the tactical overlay, the fund’s exposure to the various asset classes, markets, and/or currencies may vary significantly from time to time. MFS may also expose the fund to asset classes, markets and/or currencies in which its individual security selection has resulted in no or little exposure (e.g., the high yield bond market).

MFS may adjust the fund’s net exposure to asset classes, markets and/or currencies by taking net short positions in an asset class, market or currency if MFS believes the risk/return potential of such asset class, market or currency is unattractive.  Alternatively, MFS may cause the fund to take net long positions in an asset class, market or currency if MFS believes such asset class, market or currency appears attractive.  After taking into account the tactical overlay, the fund’s net exposures to the asset classes referenced below, which may include exposure to U.S. and foreign issuers,  will normally fall within the following ranges:

Asset Class	Range
Inflation-adjusted debt instruments	-5% to 35%
Debt instruments, excluding inflation-adjusted debt instruments	0% to 70%
Equity securities	0% to 60%
Commodity-related investments	-5% to 35%
Real estate-related investments	-10% to 20%

MFS may also use derivatives to seek to limit the fund’s exposure to certain extreme market events.

MFS’ tactical asset allocation process for the fund will typically make extensive use of derivatives.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Allocation Risk:  MFS’ assessment of the risk/return potential of asset classes, markets and currencies and its adjustments to the fund’s exposure to asset classes, markets and currencies through the use of derivatives and underlying funds can be incorrect or can lead to an investment focus that results in the fund underperforming other funds that invest in similar investment types to those selected by MFS or have similar investment strategies.

Investment Strategy Risk:  The fund’s strategy to manage its exposure to asset classes, markets, and currencies may not be effective. In addition, the strategies that may be implemented by MFS to limit the fund’s exposure to certain extreme market events may not work as intended, and the costs associated with such strategies will reduce the fund’s returns.

Interest Rate Risk:  The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Real Estate-Related Investment Risk: The risks of investing in real estate-related securities include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.  The securities of smaller real estate-related issuers can be more volatile, less liquid, and have more limited financial resources than securities of larger issuers.

Commodity Risk:  The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Foreign and Emerging Markets Risk:  Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets and less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Concentration Risk: The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the

MFS Global Multi-Asset Fund

instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusting Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Tax Risk:  In order to qualify as a regulated investment company (RIC) under the Internal Revenue Code (Code), the fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to the risk of diminished returns.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information

The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Natalie I. Shapiro	Inception	Investment Officer of MFS
Benjamin Nastou	Inception	Investment Officer of MFS
Linda Zhang	Inception	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.